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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 1996






                             CASTECH ALUMINUM GROUP INC.
                (Exact name of registrant as specified in its charter)

DELAWARE                              1-13076              34-1569484
(State or other jurisdiction    (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)



        2630 El Presidio Street
        Long Beach, California                                     90810
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code: 1-800-468-5052


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Item 5.  OTHER EVENTS

    On August 19, 1996, CasTech Aluminum Group Inc. ("CasTech") and Commonwealth Aluminum Corporation ("Commonwealth") issued a press release announcing that they had entered into an Agreement and Plan of Merger that provides for Commonwealth to acquire all of the outstanding shares of CasTech for $20.50 per share in cash. The Agreement and Plan of Merger is incorporated herein by reference to Exhibit 2 of this Report. The press release is incorporated herein by reference to Exhibit 99 of this Report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits:

         See the Exhibit Index following the signature page of this Report, which is incorporated herein by reference.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CASTECH ALUMINUM GROUP INC.


Date:  August 22, 1996              By:  /S/ NORMAN E. WELLS, JR.
                                         -----------------------------
                                         Norman E. Wells, Jr.
                                         President and Chief Executive Officer


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                             CASTECH ALUMINUM GROUP INC.

                                    EXHIBIT INDEX

                                          to

                               FORM 8-K CURRENT REPORT

                           Date of Report:  August 19, 1996

                Exhibit
                 Number                       Description

                  2                    Agreement and Plan of Merger

                 99                    Press Release


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